SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 24, 2014

IF BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35226	45-1834449
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

201 East Cherry Street, Watseka, Illinois	60970
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (815) 432-2476

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Securities Holders

The Annual Meeting of Stockholders of IF Bancorp, Inc. (the “Company”) was held on November 24, 2014.  The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in detail in the proxy statement filed with the Securities and Exchange Commission on October 10, 2014 (the “Proxy Statement”).  Of the 4,377,657 shares outstanding and entitled to vote, 3,573,661 shares were present at the meeting in person or by proxy.  The final results of the stockholder vote are as follows:

1.	The election of two directors of the Company, to serve for three-year terms and until their successors are elected and qualified.

		For	Withhold	Broker Non-Votes
	Alan D. Martin	2,424,593	66,412	1,082,656
	Wayne A. Lehmann	1,952,732	538,273	1,082,656

2.	The ratification of the appointment of BKD, LLP as the independent registered public accounting firm for the fiscal year ending June 30, 2015.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
	3,566,046	1,534	6,081	0

3.	The approval of an advisory (non-binding) resolution to approve the Company’s executive compensation as described in the Proxy Statement.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-votes
	2,225,228	245,186	20,591	1,082,656

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IF BANCORP, INC.
DATE: November 25, 2014	By:	/s/ Alan D. Martin
Alan D. Martin
President and Chief Executive Officer